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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 1997




                         MARSHALL & ILSLEY CORPORATION
             (Exact name of registrant as specified in its charter)





           Wisconsin                     0-1220             39-0968604
----------------------------------  ----------------  ----------------------
   (State or other jurisdiction        (Commission        (IRS Employer
        of incorporation)              File Number)     Identification No.)


      770 North Water Street
        Milwaukee, Wisconsin                       53202
----------------------------------------        ----------
(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:  (414)  765-7801

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        Item 2.         Acquisition or Disposition of Assets.
                        -------------------------------------
        On October 1, 1997, Marshall & Ilsley Corporation (the "Corporation" or "M&I") acquired Security Capital Corporation ("Security") pursuant to an Agreement and Plan of Merger dated as of March 14, 1997 (the "Merger Agreement"). Security merged with and into the Corporation (the "Merger"), and the outstanding shares of Security Common Stock were converted in the Merger into an aggregate of approximately 12,327,390 shares of Corporation Common Stock and approximately $376,335,605 in cash. The cash portion of the consideration was funded from the available cash of the combined entity. Security shareholders were entitled to elect what form of consideration they received, subject to limitations set forth in the Merger Agreement. Information concerning the consideration to be received by the former Security shareholders is included in the Corporation's press release dated October 1, 1997 announcing completion of the Merger which is attached as an exhibit hereto and is incorporated herein by reference.

        Certain other information regarding the Merger, the Corporation and Security, including a description of the assets involved, the nature and amount of consideration paid by the Corporation, the method used for determining the amount of such consideration, and the nature of any material relationship between Security and the Corporation, is incorporated by reference herein to certain sections of the Corporation's Registration Statement on Form S-4 (Reg. No. 333-28761) which sections are identified in the exhibit list below.


        Item 7.         Financial Statements and Exhibits.
                        ----------------------------------

        (a)     Financial Statements of Business Acquired

                The following financial statements of Security are incorporated herein by reference to Security's Annual Report on Form 10-K (File No. 0-22588) for the Fiscal Year Ended June 30, 1997:

                (i) Audited Consolidated Statements of Financial Condition of Security as of June 30, 1997

                (ii) Audited Consolidated Statements of Income of Security for the year ended June 30, 1997

                (iii)   Independent Auditors' Report of KPMG Peat Marwick LLP.

        (b)     Unaudited Pro Forma Financial Information

                (i) Unaudited Pro Forma Condensed Balance Sheet as of June 30, 1997 (attached as Exhibit 99.5 hereto and incorporated herein by reference)

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                (ii)    Unaudited Pro Forma Condensed Statement of Income
                        for the twelve months ended December 31, 1996 (incorporated by reference to the Corporation's Registration Statement on Form S-4
                        (Reg. No. 333-28761))

                (iii) Unaudited Pro Forma Condensed Statement of Income for the six months ended June 30, 1997 (attached as Exhibit 99.5 hereto and incorporated herein by reference)


        (c)     Exhibits

                Exhibit No.                              Description
                -----------                              -----------

                     2 Agreement and Plan of Merger dated as of March 14, 1997 between the Corporation and Security. (Incorporated by reference to the Corporation's Current Report on Form 8-K (File No. 0-1220) dated March 14, 1997)

                    23          Consent of KPMG Peat Marwick LLP

                    99.1 Audited Consolidated Statements of Financial Condition of Security as of June 30, 1997; Audited Consolidated Statements of Income of Security for year ended June 30, 1997; Audited Consolidated Statements of Cash Flows of Security for the year ended June 30, 1997; and Independent Auditors' Report of KPMG Peat Marwick LLP (Incorporated by reference to Security's Annual Report on Form 10-K
                                (File No. 0-22588) for the Fiscal Year Ended
                                June 30, 1997)

                    99.2 Unaudited Pro Forma Condensed Statement of Income for twelve months ended December 31, 1996 (Incorporated by reference to the Corporation's Registration Statement on Form S-4 (Reg. No. 333-28761))

                    99.3 The following sections of the Corporation's Registration Statement on Form S-4
                                (Reg. No. 333-28761) which are incorporated herein by reference: "The Merger" and "Certain Related Transactions"

                    99.4 Press release dated October 1, 1997 announcing completion of the Corporation's Merger with Security

                    99.5 Unaudited Pro Forma Condensed Balance Sheet as of June 30, 1997 and Unaudited Pro Forma Condensed Statement of Income for the six months ended June 30, 1997

MW1-94865-1

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                                  SIGNATURES
                                  ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   October 3, 1997               MARSHALL & ILSLEY CORPORATION



                                       By:   /s/ M.A. Hatfield
                                       -------------------------------------
                                             M.A. Hatfield
                                             Secretary


MW1-94865-1

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                                  EXHIBIT INDEX



        Exhibit No.                              Description
        -----------                              -----------

             2 Agreement and Plan of Merger dated as of March 14, 1997 between the Corporation and Security. (Incorporated by reference to the Corporation's Current Report on Form 8-K (File No. 0-1220) dated March 14, 1997)

            23          Consent of KPMG Peat Marwick LLP

            99.1 Audited Consolidated Statements of Financial Condition of Security as of June 30, 1997; Audited Consolidated Statements of Income of Security for year ended
                        June 30, 1997; Audited Consolidated Statements of
                        Cash Flows of Security for the year ended June 30, 1997; and Independent Auditors' Report of KPMG Peat
                        Marwick LLP (Incorporated by reference to Security's Annual Report on Form 10-K (File No. 0-22588) for the Fiscal Year Ended June 30, 1997)

            99.2 Unaudited Pro Forma Condensed Statement of Income for twelve months ended December 31, 1996 (Incorporated by reference to the Corporation's Registration Statement on Form S-4 (Reg. No. 333-28761))

            99.3 The following sections of the Corporation's Registration Statement on Form S-4 (Reg. No. 333-28761) which are incorporated herein by reference: "The Merger" and "Certain Related Transactions"

            99.4 Press release dated October 1, 1997 announcing completion of the Corporation's Merger with Security

            99.5 Unaudited Pro Forma Condensed Balance Sheet as of June 30, 1997 and Unaudited Pro Forma Condensed Statement of Income for the six months ended
                        June 30, 1997


MW1-94865-1